UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	333-199019	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events

On December 5, 2014, Actavis plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, filed a Current Report on Form 8-K to revise its previously filed financial statements and other relevant sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 to reflect changes in the Company’s operating segments that the Company adopted in the first quarter of 2014.

The Company financial information contained in the aforementioned Form 8-K includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

The information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” by Warner Chilcott Limited for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing by Warner Chilcott Limited under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated December 5, 2014, “Revised sections of the 2013 annual report on Form 10-K,” is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2014

Warner Chilcott Limited

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated December 5, 2014, “Revised sections of the 2013 annual report on Form 10-K,” is incorporated herein by reference.